THIRD AMENDMENT

         THIS THIRD AMENDMENT (this "Amendment") dated as of June 23, 2000, to the Loan Agreement referenced below, is by and among Pharmaceutical Product Development, Inc., a North Carolina corporation (the "Borrower"), the Subsidiaries of the Borrower identified on the signature pages hereto (the "Guarantors") and First Union National Bank (the "Bank"). Terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Loan Agreement.

                               W I T N E S S E T H

         WHEREAS, a $50 million credit facility has been established in favor of the Borrower pursuant to the terms of that Loan Agreement dated as of June 24, 1998 (as amended and modified from time to time, the "Loan Agreement") among the Borrower, the Guarantors and the Bank;

         WHEREAS, the Borrower has requested certain modifications to Loan Agreement;

         WHEREAS, the Bank has agreed to the modifications on the terms and conditions set forth herein;

         NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. The Loan Agreement is amended in the following respects:

         1.1 The definition of "Termination Date" in Section 1.1 of the Loan Agreement is amended to read as follows:

             "Termination Date" means June 30, 2001, or such later date as to which the Bank may agree in its sole discretion.

         1.2 Clause (a) of Section 6.6 of the Loan Agreement is amended to read as follows:

                  (c) guaranty obligations of the Borrower in respect of Funded Debt of PPGx, Inc. in an aggregate principal amount of up to $9,000,000 at any time;

         2. This Amendment shall be effective upon execution of this Amendment by the Borrower, the Guarantors and the Bank.

         3. Except as modified hereby, all of the terms and provisions of the Loan Agreement (including Schedules and Exhibits) shall remain in full force and effect.

         4. The Borrower agree to pay all reasonable costs and expenses of the Bank in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of Moore & Van Allen, PLLC.

         5. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.
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         6. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of North Carolina.

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         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:                           PHARMACEUTICAL PRODUCT DEVELOPMENT, INC.,
                                    a North Carolina corporation

                                    By:  /s/  Fredric N. Eshelman
                                       ---------------------------------
                                    Name:  Fredric N. Eshelman
                                    Title:  Chief Executive Officer


GUARANTORS:                         PPD DEVELOPMENT, INC.,
                                    a Texas corporation

                                    By:  /s/  Fredric N. Eshelman
                                       ---------------------------------
                                    Name:  Fredric N. Eshelman
                                    Title:  Chief Executive Officer


BANK:                               FIRST UNION NATIONAL BANK

                                    By:  /s/ G. Mendel Lay, Jr.
                                       ---------------------------------
                                    Name:  G. Mendel Lay, Jr.
                                    Title:  Senior Vice President